                                                                   EXHIBIT 10.41



                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of December 23, 2002, by and between HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (hereinafter referred to as "Borrower"), with its chief executive office and principal place of business at One Horizon Way, Manchester, Georgia 31816, and STANDARD FEDERAL BANK NATIONAL ASSOCIATION, a national banking association, acting by and through LASALLE BUSINESS CREDIT, INC., a Delaware corporation, as its agent (hereinafter referred to as "Lender"), with an office at 135 South LaSalle Street, Chicago, Illinois 60603-4105.

                                    RECITALS:

         Lender and Borrower are parties to a certain Loan and Security Agreement dated as of March 18, 2002 (as amended at any time, the "Loan Agreement"), pursuant to which Lender has made certain loans and other financial accommodations to Borrower.

         The parties desire to amend the Loan Agreement as hereinafter set forth.

         NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

         2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

                  (a)      By deleting the definition of "Eligible Inventory" in
Section 1 of the Loan Agreement.

                  (b) By deleting the definitions of "Average Monthly Loan Balance," "Minimum Loan Balance" and "Revolver Note" in Section 1 of the Loan Agreement and by substituting in lieu thereof the following:

                           "AVERAGE MONTHLY LOAN BALANCE" shall mean the amount
                  obtained by adding the unpaid balance of Revolver Loans and Letter of Credit Obligations owing by Borrower to Lender at the end of each day for each day during the month in question and by dividing such sum by the number of days in such month.

                           "MINIMUM LOAN BALANCE" shall mean $2,500,000.

                           "REVOLVER NOTE" shall mean that certain Amended and
                  Restated Revolving Note dated as of December 23, 2002, from Borrower to Lender in the original principal amount of up to $10,000,000.

                  (c) By deleting Section 2(a) of the Loan Agreement and by substituting in lieu thereof the following:

                           A.       REVOLVING LOANS.

                           Subject to the terms and conditions of this Agreement
                  and the Other Agreements, during the Original Term and any Renewal Term, Lender agrees to make revolving loans and advances (the "Revolving Loans") in an amount up to the sum of the following sublimits (the "Revolving Loan Limit"):

                                    (i)      Up to eighty-five percent (85%) of
                  the face amount (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith in the ordinary course of Borrower's business) of Borrower's Eligible Accounts; minus

                                    (ii)     such reserves as Lender elects, in
                  its sole discretion to establish from time to time;

                  provided, that THE REVOLVING LOAN LIMIT SHALL IN NO EVENT EXCEED TEN MILLION AND NO/100 DOLLARS ($10,000,000) (THE "MAXIMUM REVOLVING LOAN LIMIT").

                           The aggregate unpaid principal balance of the
                  Revolving Loans shall not at any time exceed the lesser of:
                  (i) the Revolving Loan Limit minus the Letter of Credit Obligations and (ii) the Maximum Revolving Loan Limit minus the Letter of Credit Obligations. If at any time the outstanding Revolving Loans exceeds either the Revolving Loan Limit or the Maximum Revolving Loan Limit, in each case minus the Letter of Credit Obligations, or any portion of the Revolving Loans and Letter of Credit Obligations exceeds any applicable sublimits under subsections (i) and (ii) above within the Revolving Loan Limit, Borrower shall immediately, and without the necessity of demand by Lender, pay to Lender such amount as may be necessary to eliminate such excess and Lender shall apply such payment to the Revolving Loans in such order as Lender shall determine in its sole discretion.

                           Borrower hereby authorizes Lender, (but without any
                  obligation or duty of Lender to do so) to charge any of Borrower's accounts or advance Revolving Loans to make any payments of principal, interest, fees, costs or expenses required to be made under this Agreement or the Other Agreements.

                           A request for a Revolving Loan shall be made or shall
                  be deemed to be made, each in the following manner: Borrower shall give Lender same day notice, no later than 10:30 A.M. (Chicago time) for such day, of its request for a Revolving Loan. In the event that Borrower maintains a controlled disbursement account at LaSalle Bank, each check presented for payment against such controlled disbursement account and any other charge or request for payment against such controlled disbursement account shall constitute a request for a Revolving Loan. As an accommodation to Borrower, Lender may permit telephone requests for Revolving Loans and electronic transmittal of instructions, authorizations, agreements or reports to Lender by Borrower. Unless Borrower specifically directs Lender in writing not to accept or act upon telephonic or electronic communications from Borrower, Lender shall have no liability to Borrower for any loss or damage suffered by Borrower as a result of Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Lender by Borrower and Lender shall have no duty to verify the origin of any such communication or the authority of the Person sending it.

                           Borrower hereby irrevocably authorizes Lender to
                  disburse the proceeds of each Revolving Loan requested by Borrower, or deemed to be requested by Borrower, as follows:
                  (i) the proceeds of each Revolving Loan requested under
                  Section 2(a) shall be disbursed by Lender in lawful money of the United States of America in immediately available funds, in the case of the initial borrowing, in accordance with the terms of the written disbursement letter from Borrower, and
                  (ii) in the case of each subsequent borrowing, by wire transfer or Automated Clearing House (ACH) transfer to such bank account as may be agreed upon by Borrower and Lender from time to time, or elsewhere if pursuant to a written direction from Borrower.

                  (d) By deleting Section 4(b)(ii) of the Loan Agreement and by substituting in lieu thereof the following:

                           (ii) Unused Line Fee: Borrower shall pay to Lender an unused line fee of three quarters of one percent (0.75%) of the difference between the Maximum Revolving Loan Limit and the greater of (x) Average Monthly Loan Balance and
                  (y) the Minimum Loan Balance, which fee shall be fully earned by Lender and payable monthly in arrears on the first Business Day of each month. Said fee shall be calculated on the basis of a 360 day year.

                  (e) By adding a new Section 4(b)(v) to the Loan Agreement that reads as follows:

                           (v) Annual Facility Fee. Borrower shall pay to Lender an annual facility fee of $100,000, payable on the first day of each calendar year, in advance, commencing on January 1, 2003.

                  (f) By deleting Section 4(d) of the Loan Agreement and by substituting the following in lieu thereof:

                           Regardless of any provision contained in any of the
                  Other Agreements, in no contingency or event whatsoever shall the aggregate of all amounts that are contracted for, charged or received by Lender pursuant to the terms of this Agreement or any of the Other Agreements and that are deemed interest under applicable law exceed the highest rate permissible under any applicable law. No agreements, conditions, provisions or stipulations contained in this Agreement or any of the Other Agreements or the exercise by Lender of the right to accelerate the payment or the maturity of all or any portion of the Obligations, or the exercise of any option whatsoever contained in the Loan Agreement or any of the Other Documents, or the prepayment by Borrower of any of the Obligations, or the occurrence of any contingency whatsoever, shall entitle Lender to charge or receive in any event, interest in excess of the maximum rate permitted by applicable law (the "Maximum Rate") and in no event shall Borrower be obligated to pay any charges, amounts, premiums or fees deemed interest by applicable law (such interest, charges, amounts, premiums and fees referred to herein collectively as "Interest") exceeding such Maximum Rate, and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel Borrower to pay Interest exceeding the Maximum Rate shall be without binding force or effect, at law or in equity, to the extent only of the excess of Interest over such Maximum Rate. If any Interest is charged or received in excess of the Maximum Rate permitted by applicable law ("Excess"), Borrower acknowledges and stipulates that any such charge or receipt shall be the result of an accident and bona fide error, and such Excess, to the extent received, shall be applied first to reduce the principal Liabilities and the balance, if any, returned to Borrower, it being the intent of the parties hereto not to enter into a usurious or otherwise illegal relationship. All monies paid to Lender hereunder or under any of the Other Agreements, whether at maturity or by prepayment, shall be subject to any rebate of unearned Interest as and to the extent required by applicable law. By the execution of this Agreement, Borrower covenants that (i) the credit or return of any Excess shall constitute the acceptance by Borrower of such Excess, and (ii) Borrower shall not seek or pursue any other remedy, legal or equitable, against Lender, based in whole or in part upon contracting for, charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Lender, all Interest at any time contracted for, charged or received from Borrower in connection with the Loan Agreement or any of the Other Agreements shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Liabilities. Borrower and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section shall be deemed to be incorporated into every Other Agreement (whether or not any provision of this Section is referred to therein). All such Other Agreements and communications relating to any Interest owed by Borrower and all figures set forth therein shall, for the sole purpose of computing the extent of Liabilities, be automatically recomputed by Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section.

                  (g) By deleting Section 10 of the Loan Agreement and by substituting in lieu thereof the following:

                  10.      TERMINATION; AUTOMATIC RENEWAL.

                           THIS AGREEMENT SHALL BE IN EFFECT FROM THE DATE
                  HEREOF UNTIL MARCH 17, 2005 (THE "ORIGINAL TERM") AND SHALL AUTOMATICALLY RENEW ITSELF FROM YEAR TO YEAR THEREAFTER (EACH SUCH ONE-YEAR RENEWAL BEING REFERRED TO HEREIN AS A "RENEWAL TERM") UNLESS (A) LENDER MAKES DEMAND FOR REPAYMENT PRIOR TO THE END OF THE ORIGINAL TERM OR THE THEN CURRENT RENEWAL TERM;
                  (B) THE DUE DATE OF THE LIABILITIES IS ACCELERATED PURSUANT TO
                  SECTION 16 HEREOF; (C) BORROWER ELECTS TO TERMINATE THIS AGREEMENT AT THE END OF THE ORIGINAL TERM OR AT THE END OF ANY RENEWAL TERM BY GIVING LENDER WRITTEN NOTICE OF SUCH ELECTION AT LEAST NINETY (90) DAYS PRIOR TO THE END OF THE ORIGINAL TERM OR THE THEN CURRENT RENEWAL TERM AND BY PAYING ALL OF THE LIABILITIES IN FULL ON THE LAST DAY OF SUCH TERM; OR (D) LENDER ELECTS TO TERMINATE THIS AGREEMENT ON OR AFTER FEBRUARY 1, 2004, AS A RESULT OF A TERMINATION EVENT. If one or more of the events specified in clauses (a), (b) and (c) occurs, then
                  (i) Lender shall not make any additional Loans on or after the date identified as the date on which the Liabilities are to be repaid; and (ii) this Agreement shall terminate on the date thereafter that the Liabilities are paid in full. At such time as Borrower has repaid all of the Liabilities and this Agreement has terminated, Borrower shall deliver to Lender a release, in form and substance satisfactory to Lender, of all obligations and liabilities of Lender and its officers, directors, employees, agents, parents, subsidiaries and affiliates to Borrower, and if Borrower is obtaining new financing from another lender, Borrower shall deliver such lender's indemnification of Lender, in form and substance satisfactory to Lender, for checks which Lender has credited to Borrower's account, but which subsequently are dishonored for any reason or for automatic clearinghouse or wire transfers not yet posted to Borrower's account.

                  (h) By deleting Section 11(d) of the Loan Agreement and by substituting in lieu thereof the following:

                           D.       ACCOUNTS.

                                    Each Account which Borrower shall, expressly
                  or by implication, request Lender to classify as an Eligible Account shall, as of the time when such request is made, conform in all respects to the requirements of such classification as set forth in the definition of "Eligible Account"as set forth herein and as otherwise established by Lender from time to time.

                  (i) By deleting Section 12(b)(ii) of the Loan Agreement and by substituting in lieu thereof the following:

                           (ii) Eligible Accounts. Promptly upon becoming aware thereof, notify Lender if any Account identified by Borrower or any Subsidiary to Lender as an Eligible Account becomes ineligible for any reason.

                  (j) By deleting Exhibit A, Schedule 11(n) and Schedule 14 to the Loan Agreement in their entirety and by substituting in lieu thereof, respectively, Exhibit A, Schedule 11(n) and Schedule 14 attached hereto.

                  (k) By adding to Schedule 11(g) to the Loan Agreement the information contained on Schedule 11(g) attached hereto.

                  (l) Any and all references in the Loan Agreement and Other Agreements to "Stepic Corporation" or "Stepic" shall mean HMP Distribution, Inc., a New York corporation.

         3. ELIMINATION OF PREPAYMENT FEE; RIGHT OF FIRST REFUSAL. Borrower has requested that Lender eliminate the prepayment fee payable pursuant to Section 10 of the Loan Agreement. To induce Lender to do so, if Borrower seeks the refinancing of the Liabilities, Borrower agrees that Lender shall have a right of first refusal to submit a proposal with regards to any such refinancing prior to Borrower entering into negotiations with any Person other than Lender with regards to such refinancing.

         4. ADDITIONAL COVENANT. To induce Lender to enter into this Amendment, Borrower covenants and agrees that simultaneously with the execution and delivery of this Amendment, Borrower shall execute and deliver to Lender an Amended and Restated Revolving Note in the form of Annex 1 attached hereto.

         5. RATIFICATION AND REAFFIRMATION. Borrower hereby ratifies and reaffirms the Liabilities, the Loan Agreement, each of the Other Agreements and all of Borrower's covenants, duties, indebtedness and liabilities under the Loan Agreement and the Other Agreements.

         6. ACKNOWLEDGMENTS AND STIPULATIONS. Borrower acknowledges and stipulates that the Loan Agreement and the Other Agreements executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Liabilities are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and liens; the unpaid principal amount of the Revolver Loans on and as of December 20, 2002, totaled $127,757.30; and the unpaid principal amount of the Term Loan on and as of December 20, 2002, totaled $1,499,999.96.

         7. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Loan Agreement, as hereby amended, are true and correct on and as of the date hereof.

         8. REFERENCE TO LOAN AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

         9. BREACH OF AMENDMENT. This Amendment shall be part of the Loan Agreement and a breach of any of any representation, warranty or covenant herein shall constitute an Event of Default.

         10. FEES. In consideration of (i) Lender's prior written consent to the sale of substantially all of the assets of Stepic Corporation now known as HMP Distribution, Inc., (ii) the foregoing by Lender at the time of such sale of the prepayment fee in connection with such sale, and (iii) Lender's willingness to continue to provide financial accommodations to Borrower during the period after the sale in order to allow Borrower sufficient time to propose a restructuring of the loan facility with Lender as now memorialized in this Amendment, Borrower acknowledges and agrees that Lender has earned a non-refundable fee in the amount of $600,000 and Borrower agrees to pay such fee to Lender, in immediately available funds, on the date hereof. In consideration of Lender's willingness to enter into this Amendment and to continue to provide financial accommodations to Borrower after the date hereof under a committed loan facility, Borrower also agrees to pay to Lender a non-refundable commitment fee in the amount of $200,000, in immediately available funds on the date hereof.

         11. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Lender in Atlanta, Georgia (notice of which acceptance Borrower hereby waives), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

         12. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         13. NO NOVATION, ETC.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the Other Agreements, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

         14. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         15. FURTHER ASSURANCES. Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

         16. SECTION TITLES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

         17. RELEASE OF CLAIMS. TO INDUCE LENDER TO ENTER INTO THIS AMENDMENT, BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES LENDER, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF LENDER, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT BORROWER NOW HAS OR EVER HAD AGAINST LENDER ARISING UNDER OR IN CONNECTION WITH THE LOAN AGREEMENT OR ANY OF THE OTHER AGREEMENTS OR OTHERWISE. BORROWER REPRESENTS AND WARRANTS TO LENDER THAT BORROWER HAS NOT TRANSFERRED OR ASSIGNED TO ANY PERSON ANY CLAIM THAT BORROWER EVER HAD OR CLAIMED TO HAVE AGAINST LENDER.

         18. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

                         [Signatures on following page]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers as of the date first written above.

ATTEST:                           HORIZON MEDICAL PRODUCTS, INC.
                                  ("Borrower")


                                  By:
--------------------------            ------------------------------------------
WILLIAM E. PETERSON, JR.,             JULIE F. LANCASTER, Vice President-Finance
President and Secretary

[CORPORATE SEAL]


                                   STANDARD FEDERAL BANK NATIONAL
                                   LASALLE BUSINESS CREDIT, INC., as its agent
                                   ("Lender")


                                   By:
                                       -----------------------------------

                                        Title:
                                               ---------------------------

                                     ANNEX 1

                   FORM OF AMENDED AND RESTATED REVOLVING NOTE


Executed as of December ___, 2002                                No.___________
Amount $10,000,000.00

                  FOR VALUE RECEIVED, the Undersigned (jointly and severally, if more than one) promises to pay to the order of STANDARD FEDERAL BANK NATIONAL ASSOCIATION, acting by and through LASALLE BUSINESS CREDIT, INC., as its agent (hereinafter, together with any holder hereof, called "Lender"), at the main office of the lender, the principal sum of Ten Million and No/100 Dollars ($10,000,000) plus the aggregate unpaid principal amount of all advances made by Lender to the Undersigned (or any one of them, if more than one) pursuant to and in accordance with Subsection 2(a) of the Loan Agreement (as hereinafter defined) in excess of such amount, or, if less, the aggregate unpaid principal amount of all advances made by Lender to the Undersigned (or any one of them, if more than one) pursuant to and in accordance with Subsection 2(a) of the Loan Agreement. The Undersigned (jointly and severally, if more than one) further promises to pay interest on the outstanding principal amount hereof on the dates and at the rates provided in the Loan Agreement from the date hereof until payment in full hereof. The Prime Rate on the date hereof is __________________ percent (_____%) per annum and therefore, the rate of interest in effect hereunder on the date hereof, expressed in simple interest terms, is _________________ percent (_____%) per annum.


                  This Note is referred to in and is delivered pursuant to that certain Loan and Security Agreement, as it may be amended from time to time, together with all exhibits thereto, dated as of March 18, 2002, between Lender and the Undersigned (the "Loan Agreement"). All terms which are capitalized and used herein (which are not otherwise defined herein) shall have the meaning ascribed to such term in the Loan Agreement.


                  Principal hereunder shall be payable pursuant to the terms of the Loan Agreement.

                  The Undersigned (and each one of them, if more than one) hereby authorizes the Lender to charge any account of the Undersigned (and each one of them, if more than one) for all sums due hereunder. If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the United States or the States of Illinois or Georgia, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate specified during such extension. Credit shall be given for payments made in the manner and at the times provided in the Loan Agreement. It is the intent of the parties that the rate of interest and other charges to the Undersigned under this Note shall be lawful; therefore, if for any reason the interest or other charges payable hereunder are found by a court of competent jurisdiction, in a final determination, to exceed the limit which Lender may lawfully charge the Undersigned, then the obligation to pay interest or other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to the Undersigned.

                  The principal and all accrued interest hereunder may be prepaid by the Undersigned, in part or in full, at any time; provided, however, that the Undersigned shall pay a prepayment fee as provided in the Loan Agreement.

                  The Undersigned (and each one of them, if more than one) waives the benefit of any law that would otherwise restrict or limit Lender in the exercise of its right, which is hereby acknowledged, to set-off against the Liabilities, without notice and at any time hereafter upon the occurrence and during the continuation of an Event of Default, any indebtedness matured or unmatured owing from Lender to the Undersigned (or any one of them). The Undersigned (and each one of them, if more than one) waives every defense, counterclaim or setoff which the Undersigned (or any one of them) may now have or hereafter may have to any action by Lender in enforcing this Note and/or any of the other Liabilities, or in enforcing Lender's rights in the Collateral and ratifies and confirms whatever Lender may do pursuant to the terms hereof and of the Loan Agreement and with respect to the Collateral and agrees that Lender shall not be liable for any error in judgment or mistakes of fact or law.

                  The Undersigned, any other party liable with respect to the Liabilities and any and all endorsers and accommodation parties, and each one of them, if more than one, waive any and all presentment, demand, notice of dishonor, protest, and all other notices and demands in connection with the enforcement of Lender's rights hereunder.

                  The loan evidenced hereby has been made and this Note has been delivered at Atlanta, Georgia. THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF GEORGIA AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING WITHOUT LIMITATION, THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, and shall be binding upon the Undersigned (and each one of them, if more than one) and the Undersigned's legal representatives, successors and assigns (and each of them, if more than one). If this Note contains any blanks when executed by the Undersigned (or any one of them, if more than one), the Lender is hereby authorized, without notice to the Undersigned (or any one of them, if more than one) to complete any such blanks according to the terms upon which the loan or loans were granted. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note. If more than one party shall execute this Note, the term "Undersigned" as used herein shall mean all parties signing this Note, and each one of them, and all such parties, their respective heirs, executors, administrators, successors and assigns, shall be jointly and severally obligated hereunder.

                  To induce the Lender to make the loan evidenced by this Note, the Undersigned (and each one of them, if more than one) (i) irrevocably agrees that, subject to Lender's sole and absolute election, all actions arising directly or indirectly as a result or in consequence of this Note or any other agreement with the Lender, or the Collateral, shall be instituted and litigated only in courts having situs in Cobb County, Georgia; (ii) hereby consents to the exclusive jurisdiction and venue of any State or Federal Court located and having its situs in said city; and (iii) waives any objection based on forum non-conveniens. IN ADDITION, LENDER AND THE UNDERSIGNED (OR ANY ONE OF THEM, IF MORE THAN ONE) HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS NOTE, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY THE UNDERSIGNED OR LENDER OR WHICH IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND LENDER. In addition, the Undersigned agrees that all service of process shall be made as provided in the Loan Agreement. This Note is intended to take effect as an instrument under seal under Georgia law.


                  As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction and in particular the word "Undersigned" shall be so construed.


                  This Note amends, restates, renews, replaces and supersedes that certain Revolving Note dated as of March 18, 2002 (the "Original Revolving Note"). It is the intention of the Undersigned and Lender that while this Note amends, restates, renews, replaces and supersedes the Original Revolving Note, it is not in payment or satisfaction of the Original Revolving Note, but rather constitutes the substitution of one evidence of debt for another without any intent to extinguish the old. Should there be any conflict between any of the terms of the Original Revolving Note and the terms of this Note, the terms of this Note shall control.


                  IN WITNESS WHEREOF, the Undersigned has caused this Note to be executed under seal and delivered by its duly authorized officer on the date first written above.


                                HORIZON MEDICAL PRODUCTS, INC.

                                By:
                                   ------------------------------------

                                Name:
                                     ----------------------------------

                                Title:
                                      ---------------------------------
                                              [CORPORATE SEAL]
                                Address:
                                One Horizon Way
                                Manchester, Georgia 31816


FOR BANK USE ONLY

Officer's Initials:
                     ----------

Approval:
          -----------

                        SCHEDULE 14 - FINANCIAL COVENANTS

A. TANGIBLE NET WORTH.


Borrower's Tangible Net Worth shall not at any time be less than the Minimum Tangible Net Worth set forth below for the period applicable thereto:


                  Period                            Minimum Tangible Net Worth
                  ------                            --------------------------

  Fiscal quarter ending December 31, 2002                   $7,500,000
  Fiscal quarter ending March 31, 2003                      $7,500,000
  Fiscal quarter ending June 30, 2003                       $7,500,000
  Fiscal quarter ending September 30, 2003                  $7,500,000
  Fiscal quarter ending December 31, 2003                   $8,000,000
  and each fiscal quarter thereafter

For purposes hereof, "TANGIBLE NET WORTH" shall mean Borrower's shareholders' equity (including retained earnings) less the book value of all intangible assets, any pre-paid items and non-cash items arising from the transactions contemplated by this Agreement and the goodwill impairment changes recorded as a result of FASB 142 as determined solely by Lender on a consistent basis plus the amount of any LIFO reserve plus the amount of any debt subordinated to Lender, all as determined under generally accepted accounting principles applied on a basis consistent with the financial statement dated December 31, 2001, except as set forth herein.


B. FIXED CHARGE COVERAGE.

Borrower shall not permit the ratio of its EBITDA to Fixed Charges for each period set forth below to be less than the ratio set forth below for the corresponding period set forth below, in each case for the immediately preceding four fiscal quarters:

                Period                                 Ratio
                ------                                 -----

Fiscal quarter ending December 31, 2002              0.15 to 1.0

Fiscal quarter ending March 31, 2003                 0.3 to 1.0

Fiscal quarter ending June 30, 2003                  0.3 to 1.0

Fiscal quarter ending September 30, 2003             0.3 to 1.0

Fiscal quarter ending December 31, 2003              0.50 to 1.0

Fiscal quarter ending March 31, 2004                 0.75 to 1.0

Fiscal quarter ending June 30, 2004                  1.0 to 1.0
and each fiscal quarter thereafter

C. EBITDA.

Borrower shall not permit EBITDA to be less than the amount set forth below for the corresponding as of the date set forth below, based upon the immediately preceding four fiscal quarters:

                      Period                                    Amount
                      ------                                    ------

                      December 31, 2002                       $  750,000

                      March 31, 2003                          $1,350,000

                      June 30, 2003                           $1,475,000

                      September 30, 2003                      $1,475,000

                      December 31, 2003                       $2,500,000

                      March 31, 2004                          $3,675,000

                      June 30, 2004 and each fiscal           $4,900,000
                      quarter thereafter based upon the
                      immediately preceding four
                      fiscal quarters

D. CAPITAL EXPENDITURE LIMITATIONS.

Borrower and its Subsidiaries shall not make any Capital Expenditures if, after giving effect to such Capital Expenditure, the aggregate cost of all such fixed assets purchased or otherwise acquired would exceed $1,500,000 during any Fiscal Year.

                            CONSENT AND REAFFIRMATION



                  Each of the undersigned guarantors of the Liabilities of Borrower at any time owing to Lender hereby (i) acknowledges receipt of a copy of the foregoing First Amendment to Loan and Security Agreement; (ii) consents to Borrower's execution and delivery thereof and of the other documents, instruments or agreements Borrower agrees to execute and deliver pursuant thereto; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Liabilities and reaffirms that such guaranty is and shall remain in full force and effect.

              IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation as of the date of such First Amendment to Loan and Security Agreement.


ATTEST:                                HORIZON ACQUISITION CORP.


                                       By:
-----------------------------------       --------------------------------------
WILLIAM E. PETERSON, JR.,                 MARSHALL B. HUNT,
Executive Vice President, Secretary       President and Chief Executive Officer
and Treasurer

[CORPORATE SEAL]

ATTEST:                                STRATO/INFUSAID, INC.


                                       By:
-----------------------------------       --------------------------------------
WILLIAM E. PETERSON, JR.,                 MARSHALL B. HUNT,
Executive Vice President, Secretary       President and Chief Executive Officer
and Treasurer

[CORPORATE SEAL]

ATTEST:                                HMP DISTRIBUTION, INC., formerly known as
                                       Stepic Corporation


                                       By:
-----------------------------------       --------------------------------------
WILLIAM E. PETERSON, JR.,                 MARSHALL B. HUNT,  Chief Executive
                                          Officer
Secretary

[CORPORATE SEAL]